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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):       December 28, 2005
                                                  ------------------------------

                           DELPHI FINANCIAL GROUP, INC.
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             (Exact name of registrant as specified in its charter)


         Delaware                   001-11462                  13-3427277
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(State or other jurisdiction       (Commission                (IRS Employer
     of incorporation)             File Number)             Identification No.)


 1105 North Market Street, Suite 1230, P.O. Box 8985, Wilmington, DE   19899
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(Address of principal executive offices)                             (ZIP Code)


Registrant's telephone number, including area code   302-478-5142
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.  Entry into a Material Definitive Contract

On December 28, 2005, the Stock Option and Compensation Committee (the "Committee") of the Board of Directors of Delphi Financial Group, Inc. (the "Company") granted performance-contingent incentive options to purchase 50,000 shares of the Company's Class A Common Stock (the "Stock") to each of Lawrence
E. Daurelle, President and Chief Executive Officer of the Company's subsidiary, Reliance Standard Life Insurance Company ("RSL"), and the other six members of executive management of RSL, pursuant to the Company's 2003 Employee Long-Term Incentive and Share Award Plan (the "Plan"). Such options have a ten-year term and an exercise price equal to the fair market value of a share of the Stock at the date of grant. The options will become exercisable if the aggregate consolidated Pre-Tax Operating Income of Reliance Standard Life Insurance Company of Texas, RSL's intermediate parent company, as defined and computed under the related option agreements ("RSLT PTOI"), for the five-year performance period consisting of fiscal years 2004 through 2008 is at least $646.2 million; otherwise, a reduced number of such options will become exercisable to the extent that the aggregate RSLT PTOI for such period exceeds $559.9 million, determined by interpolating between zero and 50,000 according to where the RSLT PTOI amount falls in the range between $559.9 million and $646.2 million.

Also on December 28, 2005, the Committee approved the amendment of the respective performance-contingent incentive options to purchase 225,000 shares of the Stock previously granted to each of Harold F. Ilg, Chairman of the Company's subsidiary, Safety National Casualty Corporation ("SNCC"), and the other four members of executive management of SNCC pursuant to the Plan. Pursuant to such amendment, such options (minus, in all events, the number of such options that become exercisable pursuant to their existing terms for the three-year performance period consisting of fiscal years 2003 through 2005) will become exercisable if the aggregate consolidated Pre-Tax Operating Income of SIG Holdings, Inc., SNCC's intermediate parent company, as defined and computed under the related option agreements ("SIG PTOI"), for the five-year performance period consisting of fiscal years 2003 through 2007 is at least $417.2 million; otherwise, a reduced number of such options will become exercisable to the extent that the aggregate SIG PTOI for such period exceeds $370.4 million, determined by interpolating between zero and 225,000 according to where the SIG PTOI amount falls in the range between $370.4 million and $417.2 million.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             DELPHI FINANCIAL GROUP, INC.

                                             /s/ ROBERT ROSENKRANZ
                                             ---------------------------
                                             Robert Rosenkranz
                                             Chairman of the Board, President
                                             and Chief Executive Officer
                                             (Principal Executive Officer)


Date: January 4, 2006